UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

Doane Pet Care Company

(Exact name of registrant as specified in its charter)

Delaware	0-27818	43-1350515
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

210 Westwood Place South, Suite 400
Brentwood, TN	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 373-7774

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     Doane Pet Care Company is furnishing herewith a press release dated October 7, 2004. This press release is not filed but is furnished pursuant to Regulation FD as Exhibit 99.1 hereto and is incorporated herein by reference. This information is also posted on the section of our website (www.doanepetcare.com) entitled “News/Media.”

     Pursuant to General Instruction B.2 of Form 8-K, the presentation attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	Press Release dated October 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOANE PET CARE COMPANY
/s/ PHILIP K. WOODLIEF
Philip K. Woodlief
Vice President, Finance and Chief Financial Officer
/s/ STEPHEN P. HAVALA
Stephen P. Havala
Corporate Controller and Principal Accounting Officer

Date: October 7, 2004

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 7, 2004.